UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) FFBC held its Annual Meeting of Shareholders on May 28, 2013 for the purpose of considering and acting upon the following matters:

1.
The election of the following nominees as directors with terms expiring in 2014: J. Wickliffe Ach, David S. Barker, Cynthia O. Booth, Donald M. Cisle, Sr., Mark A. Collar, Claude E. Davis, Corinne R. Finnerty, Murph Knapke, Susan L. Knust, William J. Kramer, Richard E. Olszewski, and Maribeth S. Rahe;

2.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2013;

3.	Advisory (non-binding) vote on executive compensation of the Company's executive officers; and

4.	To act upon any other items properly brought for consideration at the meeting.

As of April 1, 2013, the record date for the annual meeting, there were 58,024,323 eligible votes and approximately 29,012,162 votes counted toward a quorum at the meeting. 52,617,420 shares (or 90.68% of the shares outstanding) were voted.

(b) The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1 - Election of Directors
The FFBC shareholders elected all twelve nominees for director. Each nominee will serve for a one year term ending in 2014. For each nominee, the votes cast for and withheld, as well as the abstentions and broker non-votes, were as follows:

Director Nominee	Aggregate Votes
	For	Withhold	Abstentions	Broker Non-Votes
J.Wickliffe Ach	45,379,788	1,242,651	N/A	N/A
David S. Barker	30,950,352	15,672,087	N/A	N/A
Cynthia O. Booth	45,197,477	1,424,962	N/A	N/A
Donald M. Cisle, Sr.	45,781,750	840,689	N/A	N/A
Mark A. Collar	45,948,066	674,373	N/A	N/A
Claude E. Davis	45,902,299	720,140	N/A	N/A
Corinne R. Finnerty	32,455,070	14,167,369	N/A	N/A
Murph Knapke	45,175,800	1,446,639	N/A	N/A
Susan L. Knust	45,408,110	1,214,329	N/A	N/A
William J. Kramer	45,906,556	715,883	N/A	N/A
Richard E. Olszewski	45,912,182	710,257	N/A	N/A
Maribeth S. Rahe	46,072,275	550,164	N/A	N/A

Item 2 - Ratification of Auditors
The FFBC shareholders ratified the Audit Committee's selection of Ernst & Young LLP as FFBC's independent registered public accounting firm for 2013. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
51,920,222	486,188	211,010	N/A

Item 3 - Advisory Vote on Executive Compensation
The FFBC shareholders approved the advisory vote on the compensation of the FFBC executive officers named in the proxy statement for the 2013 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay.” The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
44,666,095	1,546,689	409,655	5,994,981

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Gregory A. Gehlmann
Gregory A. Gehlmann
Executive Vice President and General Counsel

Date:	May 30, 2013